                                                                     Exhibit 4.3

------------                                                        ------------
|  Number  |                                                        |  SHARES  |
| PA       |                                                        |          |
------------                                                        ------------


                              PANAMERICAN BANCORP
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
--------------------------------------------------------------------------------
|                                  COMMON STOCK          CUSIP 697938 20       |
|  THIS CERTIFIES THAT:                                                        |
|                                                                              |
|  IS THE OWNER OF                                                             |
--------------------------------------------------------------------------------

FULLY PAID AND NON-ASSESSABLE xxxxxxxxxxxxxxxxxxxxxxx OF $.01 PAR VALUE EACH  OF
     ----------------------------------------------------------------------
--------------------------------------------------------------------------------
     ----------------------------------------------------------------------
transferable on the books of the Corporation xxxxxxxxxxxxxxxxxxxx attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the xxxxxxxxxxxxxx hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and By-Laws of the Corporation xxxxxxxxxxx hereafter amended.
This certificate is not valid until countersigned by the Transfer Agent.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


------------------------------------------------------------
|    DATED:                                                |
------------------------------------------------------------


                          COUNTERSIGNED:

                                          OLDE MONMOUTH STOCK TRANSFER CO., INC.
                               200 MEMORIAL PARKWAY, ATLANTIC HIGHLANDS, NJ07716
                                                                  TRANSFER AGENT

                          BY:

                                                            AUTHORIZED SIGNATURE

                          -------------------------
                          |  PANAMERICAN BANCORP |
                          |       CORPORATE       |
                          |          SEAL         |
                          |          1996         |
                          |        DELAWARE       |
                          -------------------------

 /s/ [ILLEGIBLE]                                            /s/ [ILLEGIBLE]
      SECRETARY                                                  PRESIDENT



(C) 1998 COLUMBIA FINANCIAL PRINTING CO. XXXXXXXXXXXXXXXXX

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



 TEN COM - as tenants in common           UNIF GIFT MIN ACT- ---------- Custodian -----------
 TEN ENT - as tenants by the entireties                           (Cust)                (Minor)
 JT TEN - as joint tenants with right of                      under Uniform Gifts to Minors
          survivorship and not as tenants
          in common                                                  Act ------------
                                                                              (State)



    Additional abbreviations may also be used though not in the above list.

      For Value Received, _________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
      ____________________________________
     |                                    |
     |____________________________________|


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ___________________



                             _________________________________________________
                             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.





THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE. A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED. SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.
______________________________________________________________________________
THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.
______________________________________________________________________________

STOCK MARKET INFORMATION
www.xxxx-exchange.com                         COLUMBIA FINANCIAL PRINTING CO.,
                                              P.O. BOX 219 BETHPAGE, NY 11714